UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 12, 2018 (January 11, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Underwriting Agreement

On January 11, 2018, Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and its operating partnership, Wheeler REIT, L.P., a Virginia limited partnership (the “Operating Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named in Schedule A attached to the Underwriting Agreement (the “Underwriters”), in connection with the public offering (the “Offering”) by the Company of 1,303,000 shares (the “Firm Shares”) of Series D Cumulative Convertible Preferred Stock, without par value per share, of the Company (the “Series D Preferred Stock”).

Under the terms of the Underwriting Agreement, the Company also granted to the Underwriters an overallotment option (the “Overallotment Option”), exercisable for 30 days from the date of the Company’s final prospectus supplement dated January 11, 2018, to purchase up to 195,450 additional shares of the Series D Preferred Stock (the “Additional Shares” and, together with the Firm Shares, the “Shares”) at the Offering Price (as defined below), less underwriting discounts and commissions.

The Underwriters offered the Shares to the public at $16.50 per Share (the “Offering Price”).

Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to jointly and severally indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and other federal or state statutory laws or regulations. The Underwriting Agreement contains customary representations, warranties, covenants, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is a summary and is qualified in its entirety by the terms of the Underwriting Agreement, a copy of which is filed as Exhibit No. 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. A copy of the opinion of Haneberg Hurlbert PLC relating to the legality of the issuance and sale of the Firm Shares and the Additional Shares is attached as Exhibit 5.1 hereto, and a copy of the opinion of Williams Mullen with respect to tax matters concerning the Firm Shares and the Additional Shares is attached as Exhibit 8.1 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

1.1	Underwriting Agreement

5.1	Opinion of Haneberg Hurlbert PLC

8.1	Opinion of Williams Mullen with respect to tax matters

EXHIBIT INDEX

Number	Description of Exhibit

1.1	Underwriting Agreement

5.1	Opinion of Haneberg Hurlbert PLC

8.1	Opinion of Williams Mullen with respect to tax matters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: January 12, 2018